                                                                    Exhibit 99.5



                         CONSENT TO PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                            SOUTHBANC SHARES, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of SouthBanc Shares, Inc.'s Registration Statement on Form S-4 as a person to become a director of SouthBanc Shares, Inc.



                                    /s/ J. Riley Bailes
                                    -------------------
                                    J. Riley Bailes



Dated: April 4, 2000

                                                                    Exhibit 99.5



                         CONSENT TO PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                            SOUTHBANC SHARES, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of SouthBanc Shares, Inc.'s Registration Statement on Form S-4 as a person to become a director of SouthBanc Shares, Inc.



                                    /s/John C. Owings, II
                                    ---------------------
                                    John C. Owings, II


Dated: April 3, 2000

                                                                    Exhibit 99.5



                         CONSENT TO PERSON DESIGNATED
                     TO SERVE ON THE BOARD OF DIRECTORS OF
                            SOUTHBANC SHARES, INC.


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Joint Proxy Statement-Prospectus constituting part of SouthBanc Shares, Inc.'s Registration Statement on Form S-4 as a person to become a director of SouthBanc Shares, Inc.



                                    /s/ J. Edward Wells
                                    -------------------
                                    J. Edward Wells


Dated: April 4, 2000